Exhibit 32

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Wastech, Inc., an Oklahoma corporation (the "Company"), do hereby certify, to the best of their knowledge, that:

1.     The Quarterly Report on Form 10-QSB or the Annual Report on Form 10-KSB for the periods listed in Exhibit A attached hereto (the "Reports") of the Company complies in all material respects with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, except that the audit report contained in the Form 10-KSB for December 31, 2003 has a scope limitation; and

2.     The information contained in the Reports fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Richard D. Tuorto, Sr.

Richard D. Tuorto, Sr., Chief Executive Officer

Date: November 28, 2006

/s/ Douglas Holsted

Douglas Holsted, Chief Financial Officer

Date: November 28, 2006

{A0035908.DOC}

Exhibit A

2003
10-QSB June 30, 2003
10-QSB September 30, 2003
10-KSB December 31, 2003

2004
10-QSB March 31, 2004
10-QSB June 30, 2004
10-QSB September 30, 2004
10-KSB December 31, 2004

2005
10-QSB March 31, 2005
10-QSB June 30, 2005
10-QSB September 30, 2005
10-KSB December 31, 2005

2006
10-QSB March 31, 2006
10-QSB June 30, 2006
10-QSB September 30, 2006

{A0035908.DOC}